Exhibit 99.2

Genmab to Acquire Merus, Expanding Late-Stage Pipeline and Accelerating into a Wholly Owned Model

Company Announcement

•	Genmab to acquire Merus for USD 97.00 per share in an all-cash transaction representing a transaction value of approximately USD 8.0 billion

•	Proposed acquisition adds petosemtamab, a late-stage asset with two Breakthrough Therapy Designations, to Genmab’s portfolio

•	Transaction anticipated to be accretive to EBITDA by end of 2029

•	Genmab to host a conference call today at 1:00 PM CEST / 12:00 PM BST / 7:00 AM EDT

COPENHAGEN, Denmark; UTRECHT, The Netherlands; September 29, 2025, – Genmab A/S (Nasdaq: GMAB) and Merus N.V. (Nasdaq: MRUS) announced today that they have entered into a transaction agreement pursuant to which Genmab intends to acquire all the shares of Merus, a clinical-stage biotechnology company with its late-stage breakthrough therapy asset petosemtamab, which is in Phase 3 development, for USD 97.00 per share in an all-cash transaction representing a transaction value of approximately USD 8.0 billion. The transaction has been unanimously approved by the Boards of Directors of both companies. A wholly owned subsidiary of Genmab (“Purchaser”) will commence a tender offer for 100% of Merus’ common shares, which is anticipated to close by early in the first quarter of 2026.

The proposed acquisition of Merus is expected to meaningfully accelerate Genmab’s shift to a wholly owned model, expanding and diversifying the company’s revenue, driving sustained growth into the next decade and contributing to Genmab’s evolution into a biotechnology leader. The addition of petosemtamab, Merus’ lead asset, to Genmab’s promising late-stage pipeline is a compelling strategic fit with Genmab’s portfolio and aligns with Genmab’s expertise in antibody therapy development and commercialization in oncology. Following the closing of the transaction, Genmab will have four proprietary programs expected to drive multiple new drug launches by 2027.

“The proposed acquisition of Merus clearly aligns with our long-term strategy. It has the potential to significantly accelerate our evolution into a global biotechnology leader by providing durable growth for the company well into the next decade,” said Jan van de Winkel, Ph.D., President and Chief Executive Officer of Genmab. “Petosemtamab has the potential to be a transformational therapy for patients living with head and neck cancer. With our proven track record of success, both in clinical development and in commercialization, we are confident that we will be able to unlock the promise of petosemtamab.”

“We are excited for the opportunity to join Genmab, a leader in antibody therapeutics, to further develop and bring petosemtamab to patients. Our two companies have a rich history of innovation with multiple approvals in the field of multispecific antibodies. We believe Genmab has the right vision and experience to advance petosemtamab in recurrent/metastatic head and neck cancer and beyond,” said Bill Lundberg, M.D., President, Chief Executive Officer of Merus. “I’m immensely proud of the Merus team who have pioneered our foundational platform technologies to make better medicines and who have demonstrated — with an approved product and a product candidate, petosemtamab, in registrational studies — an ability to deliver on our promise to close in on cancer.”

Petosemtamab is an EGFRxLGR5 bispecific antibody with the potential to be both first- and best-in-class in head and neck cancer. It has been granted two Breakthrough Therapy Designations (BTD) by the U.S. Food and Drug Administration (FDA) for first- and second-line plus head and neck cancer indications. Of note, compelling Phase 2 data was presented at the American Society for Clinical Oncology (ASCO) 2025 Annual Meeting showing both an overall response rate and median progression free survival that were substantially higher than standard of care.

Genmab A/S	Tel: +45 7020 2728	Company Announcement no. 46
Carl Jacobsens Vej 30	www.genmab.com	Page 1/5
2500 Valby, Denmark		CVR no. 2102 3884
LEI Code 529900MTJPDPE4MHJ122

Merus is currently running two Phase 3 trials in first- and second/third-line head and neck cancer, with topline interim readout of one or both trials anticipated in 2026. Based on Genmab’s experience in late-stage development and excellence in commercial execution, Genmab anticipates the potential for the initial launch of petosemtamab in 2027, subject to clinical results and regulatory approvals. Genmab also intends to broaden and accelerate petosemtamab’s development with potential expansion into earlier lines of therapy. Following its initial anticipated approval, Genmab believes that petosemtamab will be accretive to EBITDA with at least one-billion-dollar annual sales potential by 2029, with multi-billion-dollar annual revenue potential thereafter.

Details of the Transaction and Financing

Under the transaction agreement, Purchaser, a wholly owned subsidiary of Genmab, will commence a tender offer for all the outstanding common shares of Merus. Following the closing of the tender offer, Merus and Genmab will effect a series of transactions resulting in Genmab owning 100% of the common shares of Merus (or a successor entity). Depending on the structure of the back end transactions, Merus shareholders that do not tender their shares into the tender offer will either receive the same consideration for their common shares as the common shares tendered into the tender offer (subject to applicable withholding taxes) or a fair price for their common shares determined by a Dutch court in statutory buy-out proceedings. The closing of the tender offer is subject to the satisfaction of customary closing conditions for similar transactions, including a minimum acceptance condition of at least 80% of Merus’ common shares (which threshold may be reduced to 75% unilaterally by Genmab if all other closing conditions are satisfied), approval by Merus’ shareholders of resolutions relating to Merus’ post-closing governance and the back end transactions at Merus’ extraordinary shareholders meeting to be held for that purpose, and completion of the relevant works councils consultation processes.

The USD 97.00 per common share purchase price payable in the tender offer represents a premium of approximately 41% over Merus’ closing stock price on September 26, 2025, of USD 68.89 and approximately 44% over Merus’ 30-day volume weighted average price of USD 67.42.

The transaction is not subject to a financing condition. Consideration is expected to be funded through a combination of cash on hand and approximately $5.5 billion of non-convertible debt financing. Genmab has obtained a funding commitment from Morgan Stanley Senior Funding, Inc. for this amount.

The financing package includes a meaningful portion of prepayable debt, in line with Genmab’s commitment to deleveraging with a target of gross leverage <3x within two years after the closing of the proposed transaction. Today’s news does not impact Genmab’s financial guidance for the full year 2025, last issued on August 7, 2025. Genmab will provide its financial outlook for the full year 2026 in conjunction with its full year 2025 earnings report in February 2026.

PJT Partners and Morgan Stanley & Co. International plc are acting as joint financial advisors to Genmab and A&O Shearman and Kromann Reumert as its legal advisors.

Jefferies LLC is acting as financial advisor to Merus and Latham & Watkins and NautaDutilh as its legal advisors.

Conference Call Details

Genmab will hold a conference call to discuss the transaction today, September 29, 2025 at 1:00 PM CEST / 12:00 PM BST / 7:00 AM EDT. To join the call please use the following registration link https://register-conf.media-server.com/register/BI65be2c038b9b42dbb064dfc843b6a478. Registered participants will receive an email with a link to access dial-in information as well as a unique personal PIN. A live and archived webcast of the calls and relevant slides will be available at https://www.genmab.com/investor-relations.

Genmab A/S	Tel: +45 7020 2728	Company Announcement no. 46
Carl Jacobsens Vej 30	www.genmab.com	Page 2/5
2500 Valby, Denmark		CVR no. 2102 3884
LEI Code 529900MTJPDPE4MHJ122

About Genmab

Genmab is an international biotechnology company with a core purpose of guiding its unstoppable team to strive toward improving the lives of patients with innovative and differentiated antibody therapeutics. For more than 25 years, its passionate, innovative and collaborative team has invented next-generation antibody technology platforms and leveraged translational, quantitative and data sciences, resulting in a proprietary pipeline including bispecific T-cell engagers, antibody-drug conjugates, next-generation immune checkpoint modulators and effector function-enhanced antibodies. By 2030, Genmab’s vision is to transform the lives of people with cancer and other serious diseases with knock-your-socks-off (KYSO) antibody medicines®.

Established in 1999, Genmab is headquartered in Copenhagen, Denmark, with international presence across North America, Europe and Asia Pacific. For more information, please visit Genmab.com and follow us on LinkedIn and X.

About Merus

Merus is an oncology company developing innovative full-length human bispecific and trispecific antibody therapeutics, referred to as Multiclonics®. Multiclonics® are manufactured using industry standard processes and have been observed in preclinical and clinical studies to have several of the same features of conventional human monoclonal antibodies, such as long half-life and low immunogenicity. For additional information, please visit Merus’s website, LinkedIn and Bluesky.

Additional Information

The tender offer for the common shares (“Common Shares”) of Merus referenced in this announcement has not yet commenced. This announcement is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell Common Shares or any other securities, nor is it a substitute for the tender offer materials that Genmab and Purchaser will file or cause to be filed with the Securities and Exchange Commission (the “SEC”) upon the commencement of the tender offer. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). At the time the tender offer is commenced, Genmab and Purchaser will file or cause to be filed with the SEC a tender offer statement on Schedule TO (the “Tender Offer Statement”), and Merus will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 (the “Solicitation/Recommendation Statement”), in each case, with respect to the tender offer. Merus also intends to file with the SEC a proxy statement on Schedule 14A in connection with an extraordinary general meeting of Merus’ shareholders, at which Merus’ shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced herein, and will mail the definitive proxy statement and a proxy card to each shareholder of Merus entitled to vote at the extraordinary general meeting. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT AND THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS OF MERUS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF COMMON SHARES SHOULD CONSIDER BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER OR MAKING ANY VOTING DECISION. The tender offer for Common Shares will be made only pursuant to the Offer to Purchase, the Letter of Transmittal and related documents filed as a part of the Tender Offer Statement. The Tender Offer Statement (including the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents), as well as the Solicitation/Recommendation Statement, will be made available to all holders of Common Shares at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Copies of the documents filed by Genmab or Purchaser with the SEC will also be available free of charge on Genmab’s website at https://www.genmab.com/investor-relations or by contacting

Genmab A/S	Tel: +45 7020 2728	Company Announcement no. 46
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2500 Valby, Denmark		CVR no. 2102 3884
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Genmab’s investor relations department at ir@genmab.com. Copies of the documents filed by Merus with the SEC will also be available free of charge on Merus’ website at https://ir.merus.nl/ or by contacting Merus’ investor relations department at s.spear@merus.nl. In addition, shareholders of Merus may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement.

Participants in the Solicitation

Merus and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its shareholders in connection with the proposed back end transactions. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Merus’ shareholders in connection with the proposed back end transactions will be set forth in Merus’ definitive proxy statement for its extraordinary general meeting at which the EGM Proposals will be submitted for approval by Merus’ shareholders. You may also find additional information about Merus’ directors and executive officers in Merus’ Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 27, 2025 (as amended) and Merus’ Definitive Proxy Statement for its 2025 annual general meeting of shareholders, which was filed with the SEC on April 24, 2025.

Genmab Contacts:

Marisol Peron, Senior Vice President, Global Communications & Corporate Affairs

T: +1 609 524 0065; E: mmp@genmab.com

Andrew Carlsen, Vice President, Head of Investor Relations

T: +45 3377 9558; E: acn@genmab.com

Merus Contacts:

Sherri Spear, Senior Vice President, Investor Relations and Strategic Communications

T: 617-821-3246; E: s.spear@merus.nl

Kathleen Farren, Director Investor Relations and Corporate Communications

T: 617-230-4165; E: k.farren@merus.nl

This Company Announcement contains forward looking statements. The words “believe,” “expect,” “anticipate,” “intend” and “plan” and similar expressions identify forward looking statements. Statements in this Company Announcement that are forward looking may include, but are not limited to, statements regarding: the benefits and potential effects of the proposed transaction; the development plan, regulatory approval, data release timing, commercial launch timing and revenue potential of petosemtamab; the expected timing of the closing of the proposed transaction; and Genmab’s expectations regarding financing the proposed transaction, de-levering and timing of new drug launches. Actual results or performance may differ materially from any future results or performance expressed or implied by such statements. The important factors that could cause our actual results or performance to differ materially include, among others, the occurrence of any event, change or other circumstance that could give rise to the right of Genmab or Merus or both of them to terminate the transaction agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the transaction agreement; the failure to obtain applicable regulatory approvals or clearances or Merus shareholder approval in a timely manner or otherwise; the risk that the proposed transaction may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the proposed transaction not being satisfied or waived; the risk that there may be unexpected costs, charges or expenses resulting from the proposed transaction; risks related to the ability of Genmab to successfully integrate Merus’ business with Genmab’s existing businesses and achieve the expected benefits of the proposed transaction within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected; risks that the proposed transaction disrupts Genmab’s or Merus’ current plans and operations; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the proposed transaction; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Genmab’s and/or Merus’ securities or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Genmab and Merus to retain and hire key personnel, and to maintain relationships with their respective business partners

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and on their respective operating results and businesses generally; risks typically associated with conducting clinical trials, including the risk that additional clinical trials testing Merus’ products may not be successful; the risk that Merus’ products may not be approved on expected timelines or at all; the risk of litigation that could be instituted against Genmab or its directors, managers or officers and/or regulatory actions related to the proposed transaction, including the effects of any outcomes related thereto; risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities, cyber-attacks, or the impact of any pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on Genmab’s and/or Merus’ business, financial condition and results of operations, as well the response thereto by each company’s management; and other business effects, including the effects of industry, market, economic, political or regulatory conditions. Also, actual results or performance of Genmab and Merus may differ materially from any future results or performance expressed or implied by such statements for a number of additional reasons as described in Genmab’s and Merus’ respective filings with the SEC, including those included in Genmab’s most recent Annual Report on Form 20-F, which is available at www.genmab.com and www.sec.gov, and those included in Merus’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, which is available at https://merus.nl/ and www.sec.gov. Neither Genmab nor Merus undertakes any obligation to update or revise forward looking statements in this Company Announcement nor to confirm such statements to reflect subsequent events or circumstances after the date made or in relation to actual results, unless required by law.

Genmab A/S and/or its subsidiaries own the following trademarks: Genmab®; the Y-shaped Genmab®; Genmab in combination with the Y-shaped Genmab logo®; HuMax®; DuoBody®; HexaBody®; DuoHexaBody®, HexElect® and KYSO®.

Multiclonics®, Biclonics®, Triclonics® and ADClonics® are registered trademarks of Merus N.V.

Genmab A/S	Tel: +45 7020 2728	Company Announcement no. 46
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2500 Valby, Denmark		CVR no. 2102 3884
LEI Code 529900MTJPDPE4MHJ122

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